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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 2000-4
Investor Number 52000091

Determination Date:         15-Dec-00
Remittance Date             21-Dec-00
Month End Date:             30-Nov-00
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

     (a)      Class A-1 Distribution Amount                                                             1,790,064.52
     (b)      Class A-1 Distribution Principal                                                          1,472,628.97
                          Scheduled Payments of Principal                               302,287.05
                          Partial Prepayments                                           166,940.12
                          Scheduled Principal Balance Principal Prepayment in Full      920,407.37
                          Scheduled Principal Balance Liquidated Contracts               82,994.43
                          Scheduled Principal Balance Repurchases                             0.00

     (c)      Class A-1 Interest Distribution                                                             317,435.55
              Class A-1 Interest Shortfall                                                                      0.00

     (d)      Class A-1 Remaining Certificate Balance                                                  55,233,386.83

     (e)      Class A-2 Distribution Amount                                                               833,447.92
     (f)      Class A-2 Distribution Principal                                                                  0.00
                          Scheduled Payments of Principal                                     0.00
                          Partial Prepayments                                                 0.00
                          Scheduled Principal Balance Principal Prepayment in Full            0.00
                          Scheduled Principal Balance Liquidated Contracts                    0.00
                          Scheduled Principal Balance Repurchases                             0.00

     (g)      Class A-2 Interest Distribution                                                             833,447.92
              Class A-2 Interest Shortfall                                                                      0.00

     (h)      Class A-2 Remaining Certificate Balance                                                 145,000,000.00

     (I)      Class A-3 Distribution Amount                                                               545,833.33
     (j)      Class A-3 Distribution Principal                                                                  0.00
                          Scheduled Payments of Principal                                     0.00
                          Partial Prepayments                                                 0.00
                          Scheduled Principal Balance Principal Prepayment in Full            0.00
                          Scheduled Principal Balance Liquidated Contracts                    0.00
                          Scheduled Principal Balance Repurchases                             0.00
                          Holdover Amount                                                     0.00

     (k)      Class A-3 Interest Distribution                                                             545,833.33
              Class A-3 Interest Shortfall                                                                      0.00

     (l)      Class A-3 Remaining Certificate Balance                                                 100,000,000.00

     (m)      Class A-1 Pass Through Rate                                                                  6.717500%
              Class A-2 Pass Through Rate                                                                  6.897500%
              Class A-3 Pass Through Rate                                                                  6.550000%
              Class A-3 Holdover Amount                                                                         0.00

     (n)      Monthly Servicing Fee                                                                       251,421.68
              Aggregate Monthly Servicing Fees Unpaid                                                           0.00
              Legal Expenses (Section 7.05)                                                                     0.00
                                                                                                   ------------------
              Total Fees Due to Servicer                                                                  251,421.68
                                                                                                   ==================

     (o)      Servicer Termination  Event in effect?                                                              NO

     (p)      Delinquency                                                # of Contracts         Prin. Balance
                                                                         --------------
                                                                                              ------------------

                          a)  Loans 31 to 59 days delinquent           120                         5,123,134.35
                          b)  Loans 60 to 89 days delinquent            37                         1,417,368.99
                          c)  Loans delinquent 90 or more days          23                         1,127,193.10
                                                                   -------------              ------------------
                                                                       180                         7,667,696.44
                                                                   =============              ==================

     (q)      Repurchased Contracts                                   Number                  Repurchase Price
                                                                                              ----------------
                                                                   -------------
              (see attached schedule)                        Total      0                                  0.00
                                                       Repurchases
                                                                   =============              ==================


     (r)      Repossessions or Foreclosures                           Number                   Actual Balance
                                                                   -------------              ------------------
                                                               BOP      18                          $620,504.76
                                                     Repossessions
                                                              Plus      18                           579,568.13
                                                     Repossessions
                                                        this Month
                                                              Less     (3)                         ($83,379.99)
                                                      Liquidations
                                                                   -------------              ------------------
                                                               EOP      33                        $1,116,692.90
                                                     Repossessions
                                                                   =============              ==================

     (s)      Policy Claim Amount                                                                          0.00

     (t)      Monthly Advance                                                                              0.00
              Outstanding Amount Advanced                                                                  0.00

     (u)      Deposit to Spread Account                                                                    0.00

     (v)      Amount Distributed to Class R Certificateholders                                      $451,545.42

     (w)      Number of Manufactured Homes currently held due to repossession                                33
              Principal balance of Manufactured Homes currently held                               1,116,692.90

     (x)      Pool Principal Balance as a percentage of Cutoff Date Pool Principal Balance           98.437176%

     (y)      Aggregate Deficiency Amounts                                                                 0.00
              Servicer Deficiency Amounts received                                                         0.00

     (z)      Additional Items
              Delinquency Ratio Trigger Calculation                                                       2.01%
              Default Ratio Trigger Calculation                                                           0.89%
              Cumulative Default Rate                                                                     0.07%
              Cumulative Net Loss Rate Trigger Calculation                                                0.07%
              Net Loss Rate                                                                               0.55%
              Spread Trigger percentage                                                                   0.24%

(aa)          Funds received from 2000-5 Reserve Account                                                   0.00

(bb)          The Swap Amount                                                                      3,822,448.74
              Amounts owed to the Swap Counterparty for reimbursements of previous payments                0.00
              Has Swap Counterparty been replaced, modified or cancelled.                                    NO

(cc)          Amounts received from the Hedge Counterparty                                         1,664,955.72
              Amount paid to the Hedge Counterparty                                                1,789,119.77
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